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                                                                    EXHIBIT 99.4

                                VOTING AGREEMENT

         THIS VOTING AGREEMENT (the "Agreement"), dated as of August 3, 1998, is by and among Universal Standard Healthcare, Inc., a Michigan corporation (the "Company"), Laboratory Corporation of America Holdings, a Delaware corporation ("LCA"), Anixter International, Inc., a _______ corporation ("Anixter"), Signal Capital Corporation, a Delaware corporation ("Signal"), Portfolio Investment Company Limited, a Cayman Islands corporation ("PICL"), CLF, Ltd., a Cayman Islands corporation ("CLF I"), and CLF, L.P., a Cayman Islands corporation ("CLF II") (Anixter, Signal, PICL, CLF I and CLF II shall collectively be referred to herein as the "Shareholders").

         WHEREAS, Section 5 of the Stock Purchase Agreement dated July 16, 1998 between the Company and LCA (the "Stock Purchase Agreement") provides that the Company, LCA and the Shareholders execute and deliver this Agreement as a condition precedent to the effectiveness of the Stock Purchase Agreement.

         WHEREAS, Sections VI and VII of the Purchase Agreement dated July 16, 1998 between the Company and LCA (the "Purchase Agreement") provides that the Company, LCA and the Shareholders execute and deliver this Agreement as a condition precedent to the effectiveness of the Purchase Agreement.

         WHEREAS, each of the Shareholders own the number of shares of capital stock of the Company, representing the percentages of ownership of all outstanding stock of the Company, all as shown on Exhibit 1 attached hereto.

         NOW, THEREFORE, in consideration of promises and mutual covenants and agreements, set forth herein, and to induce LCA to enter into the Stock Purchase Agreement and the Purchase Agreement, the parties agree as follows:

         Section 1. Board Nominations. (a) So long as the Company's Articles of Incorporation provide for the staggered election of the members of the Company's Board of Directors, including three year terms of office for directors, (a "Staggered Board"), in the election of directors of the Company to be held in 2001 and every three years thereafter during the term of this Agreement (each a "LCA Nominee Election Year"), each of the Shareholders agrees to vote all shares of Common Stock of the Company (the "Common Stock") and any and all other voting securities of the Company ("Other Voting Securities") (collectively, the Common Stock and the Other Voting Securities shall be referred to as the "Voting Securities") then held by such Shareholder for, and to take all other necessary action to cause, the election as a director of the Company one nominee to be designated by LCA for that purpose (the "LCA Director").

                  (b) In the event that the Company's Articles of Incorporation shall no longer provide for a Staggered Board, then, in each election of directors of the Company during the term of this Agreement, each of the Shareholders agrees to vote all shares of Voting Securities then held by them for, and take all other necessary action to cause, the election of the LCA Director as a director of the Company.




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                  (c) The Company shall deliver a written request to LCA (the
"Nomination Request") that LCA designate its LCA Director in writing no earlier than 90 days prior to and no later than 60 days prior to the scheduled date for the Company's annual or special meeting of shareholders to elect directors. LCA shall notify the Company of the identity of the LCA Director no later than 10 days after LCA's receipt of the Nomination Request. The Company shall notify LCA of the identity of each director nominee designated by any of the other Shareholders no later than 10 days after the Company's receipt of any designation. The Company shall notify each of the other Shareholders and LCA of the identity of the LCA Director no later than 10 days after the Company's receipt of such designation from LCA.

                  (d) If LCA fails to designate the LCA Director as provided in
(c) above, it shall be deemed that the LCA Director then serving as a director of the Company shall be its LCA Director designee for election at the next meeting of shareholders of the Company at which an LCA Director is so required to be elected.

                  (e) Each of the Shareholders agrees to vote all shares of Voting Securities then held by such Shareholder to remove the LCA Director upon the request at any time of LCA by written notice to the Company and the Shareholders; provided that LCA shall simultaneously therewith designate a successor to fill the vacancy on the Board of Directors so created. Each of the Shareholders agrees to vote all shares of Voting Securities then held by such Shareholder for the election of such successor designated by LCA as a director of the Company.

                  (f) Promptly following the termination of the provisions of
Section 1 of this Agreement, LCA shall use its reasonable efforts to cause the LCA Director then in office to resign as a member of the Board of Directors of the Company.

         Section 2. Approval of LCA Transaction. Each of the Shareholders agrees to vote all shares of Voting Securities then held by them in favor of the sale by the Company to LCA of certain assets of the Company, as set forth in the Purchase Agreement, (the "LCA Transaction") if the approval of the shareholders of the Company is required to consummate such sale, provided that the Shareholders shall not be required to vote their shares of Voting Securities in favor of the LCA Transaction if, prior to the Closing on the Purchase Agreement, the Board of Directors of the Company, after receiving a Superior Proposal (as defined the Purchase Agreement), withdraws or modifies its approval or recommendation of the Purchase Agreement, approves or recommends such Superior Proposal, enters into an agreement with respect to such Superior Proposal and/or terminates the Purchase Agreement, all as provided in Section XII.C of the Purchase Agreement.

         Section 3. Termination. The provisions of Section 1 of this Agreement shall terminate (i) in the event that the aggregate number of shares of Voting Securities beneficially owned ("Beneficially Owned") by LCA shall be less than five (5%) percent of the outstanding shares of Voting Securities, calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and (ii) after an assignment by LCA of its rights under this Agreement as permitted by Section 4(b), as to any LCA Shareholder (as defined below) in the event that the number of shares of Voting Securities Beneficially Owned by such person shall be less than

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five (5%) percent of the outstanding Voting Securities. The remainder of this
Agreement shall cease as to any Shareholder when it ceases to own any Voting Securities.

         Section 4.  Miscellaneous.

                  (a) Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed: (x) if to the Company, at the Company's principal business address at 26500 Northwestern Highway, Southfield, Michigan 48076, Attention: President, (y) or, if to LCA or one of the Shareholders, at the address of LCA or such shareholder listed in the stock records of the Company, provided, however, with respect to LCA the address thereto shall also state "ATTN: PRESIDENT, Special Notice From Universal Standard Healthcare, Inc. Enclosed) or (z) to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or if mailed, the date of receipt.

                  (b) Assignment, Binding Effect; Benefit. Unless expressly provided in this Agreement, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided that this Agreement shall not be binding on any person to whom a Shareholder shall transfer any shares of Voting Securities then held by the Shareholder, unless such person is an affiliate of the Shareholder (as defined under Rule 12b-2 of the 1934 Act). In that case, this Agreement shall be binding upon and shall inure to the benefit of such transferee. No Shareholder may transfer shares of Voting Securities to an affiliate unless the affiliate agrees in writing to be bound by the terms of this Agreement. Notwithstanding the foregoing, in the event that (i) the Company has defaulted on or breached any of its obligations under the Stock Purchase Agreement or Section 10 of that certain Co-Marketing Agreement dated August 3, 1998 between the Company and LCA or (ii) any of the Company's representations or warranties under the Stock Purchase Agreement were inaccurate or untrue in any material respect at the time or times made, LCA shall have the right to assign, without the consent of the Shareholders, any and all of its rights hereunder to any Qualified Person to whom LCA shall transfer its shares of Common Stock; provided that such transferee agrees in writing to be bound by the terms of this Agreement. A "Qualified Person" is any person who is not in competition with the Company and who is a bank, financial institution, insurance company, business and industrial development corporation, registered investment company, entity regularly engaged in the business of lending or investing money or an entity constituting an Accredited Investor as defined in Rule 501(a)(1), (2) (3) of the General Rules and Regulations under the Securities Act of 1933, as amended. In the event that LCA shall assign any of its rights hereunder to one or more Qualified Person, then all references to LCA contained herein shall be to LCA and such Qualified Persons (the "LCA Shareholders") and all actions required or permitted to be taken by LCA under this Agreement shall be taken upon the written direction of LCA Shareholders holding at least a majority of all shares of Common Stock held by the LCA Shareholders.


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                  (c) Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

                  (d) Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                  (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan, without regard to its rules of conflict of laws.

                  (f) Headings. Headings of the sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

                  (g) Interpretation. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

                  (h) Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

                  (i) Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

                  (j) Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that any party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity. In connection with any litigation brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs incurred at the trial and appellate levels.


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                  (k) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

                  (l) Voting Securities. Each of the Shareholders agrees that this Agreement shall apply to all Voting Securities held by it, including any Voting Securities acquired after the date of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be delivered on their behalf on the day and year first written above.

                                           UNIVERSAL STANDARD HEALTHCARE, INC.

                                           By:  /s/ Alan S. Ker
                                              ----------------------------------

                                           Its:  CFO
                                               ---------------------------------

                                           LABORATORY CORPORATION OF AMERICA
                                           HOLDINGS

                                           By:  Bradford T. Smith
                                              ----------------------------------

                                           Its:  E.V.P.
                                               ---------------------------------

                                           ANIXTER INTERNATIONAL, INC.

                                           By:  /s/ Rod Dammeyer
                                              ----------------------------------

                                           Its:
                                               ---------------------------------

                                           SIGNAL CAPITAL CORPORATION

                                           By:  /s/ Thomas W. Gorman
                                              ----------------------------------

                                           Its:  Sr. Investment Manager
                                               ---------------------------------

                                           PORTFOLIO INVESTMENT COMPANY LIMITED

                                           By:  /s/ Joseph J. Vadapalas
                                              ----------------------------------

                                           Its:  Authorized Signatory
                                               ---------------------------------


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                                           CLF, LTD

                                           By:  /s/ Joseph J. Vadapalas
                                              ----------------------------------

                                           Its:  Authorized Signatory
                                               ---------------------------------


                                           CLF, L.P.

                                           By:  /s/ Joseph J. Vadapalas
                                              ----------------------------------

                                           Its:  Authorized Signatory
                                               ---------------------------------





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                                VOTING AGREEMENT
                                    Exhibit 1
                SHARES OF CAPITAL STOCK OWNED BY THE SHAREHOLDERS


Shareholder                Shares Owned*             Percentage Ownership*
-----------                -------------             ---------------------
Anixter                       190,000                         2.2
CLF LTD                        45,710                         0.5
CLF, L.P.                     173,465                         2.0
LCA                         1,416,667                        16.7
PICL                        2,178,223                        25.7
Signal                        584,899                         6.9






* Shares owned and percentage ownership are calculated as of the Closing Date, assuming that 8,490,200 shares are issued and outstanding including the 1,416,667 shares to be issued to LCA on the Closing Date of the Stock Purchase Agreement.